Exhibit 99.3

ICOS CORPORATION

1999 LONG-TERM INCENTIVE PLAN

STOCK UNIT AGREEMENT

ICOS Corporation, a Washington corporation (the “Company”), hereby awards Stock Units to the Participant named below. The terms and conditions of the Award are set forth in this cover sheet, in the attached Stock Unit Agreement, in the Equity Award Program for Non-Employee Directors and in the ICOS Corporation 1999 Long-Term Incentive Plan (the “Plan”).

Date of Award:                     , 20

Name of Participant:

Participant’s Social Security Number:             -            -

Number of Stock Units Awarded:

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Stock Unit Agreement, the Equity Award Program for Non-Employee Directors and in the Plan. You are also acknowledging receipt of this Agreement and copies of the Plan and the Plan’s Prospectus.

Participant:
(Signature)

Company:
(Signature)

Title:

Attachment

ICOS CORPORATION

1999 LONG-TERM INCENTIVE PLAN

STOCK UNIT AGREEMENT

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by this reference. You and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement, the Equity Award Program for Non-Employee Directors and the Plan constitute the entire understanding between you and the Company regarding this Award of Stock Units. Any prior agreements, commitments or negotiations are superseded.

Award of Stock Units	ICOS Corporation awards you the number of Stock Units shown on the cover sheet of this Agreement. The Award is subject to the terms and conditions of this Agreement and the Plan.

This Award will be administered and interpreted to comply with Section 409A of the Code.

Vesting	As long as you render continuous Service as a Non-Employee Director of the Company, you will become incrementally vested as to 50% of the total number of Stock Units awarded, as shown above on the cover sheet, on each of the first two anniversaries of the Date of Award (rounded to nearest whole number). In addition, the total number of then unvested Stock Units subject to this Award shall become fully vested upon a Change in Control. Except as provided in the preceding sentence, in the event that your Service as a Non-Employee Director ceases prior to the second anniversary of the Date of Award, you will forfeit to the Company without consideration all of the unvested Stock Units subject to this Award.

Settlement	To the extent a Stock Unit becomes vested and subject to the following sentence, each vested Stock Unit will entitle you to receive one Share on the vesting date (or the first business day thereafter if the vesting date is not a business day) in exchange for such Stock Unit (the “Default Settlement”). Subject to your timely compliance with applicable Company rules and procedures, you may however elect to defer delivery of the Shares that would otherwise be due you as a result of vesting of Stock Units. If you do not timely submit the requisite deferral form(s) to the Company, then any Shares to be issued to you will be delivered in accordance with the above Default Settlement method. Issuance of Shares shall be in complete satisfaction of such vested Stock Units. Such settled Stock Units shall be immediately cancelled and no longer outstanding and you shall have no further rights or entitlements related to those settled Stock Units.

No Assignment	Stock Units shall not be sold, anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. However, this shall not preclude a transfer of vested Stock Units by will or by the laws of descent and distribution. In addition, pursuant to Company procedures, you may designate a beneficiary who will receive any outstanding vested Stock Units in the event of your death.

Voting and Other Rights	A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, a holder of outstanding Stock Units has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, Stock Units create no fiduciary duty of the Company to you and only represent an unfunded and unsecured contractual obligation of the Company. The Stock Units shall not be treated as property or as a trust fund of any kind.

Restrictions on Issuance	The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation.

Taxes and Withholding	You will be solely responsible for payment of any and all applicable taxes associated with this Award.

The delivery to you of any Shares underlying vested Stock Units will not be allowed unless you make acceptable arrangements to pay any withholding or other taxes that may be due.

In the event that there is a trading blackout which prohibits you from selling Shares on the open market at the time of settlement of vested Stock Units, you may have the Company withhold some of the Shares otherwise deliverable from such vested Stock Units (in an amount not to exceed the statutory minimum of your federal, state and local tax obligations associated with such settlement). Any Shares that are withheld shall be valued using their fair market value as of the date of settlement.

Restrictions on Resale	By signing this Agreement, you agree not to sell any Shares acquired pursuant to this Award at a time when applicable laws, regulations or Company or underwriter trading policies prohibit sale.

If the sale of Shares acquired under this Award is not registered under the Securities Act, but an exemption is available which requires an investment or other representation and warranty, you shall represent and agree that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by the Company and its counsel.

No Retention Rights	This Agreement is not an employment agreement and does not give you the right to be retained in any capacity by the Company (or its Parent, Subsidiaries or Affiliates). The Company (or its Parent, Subsidiaries or Affiliates) reserves the right to terminate your Service at any time.

Adjustments	In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding Stock Units covered by this Award may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan.

Legends	All certificates representing the Common Stock issued under this Award may, where applicable, have endorsed thereon the following legend and any other legend the Company determines appropriate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notice	Any notice to be given or delivered to the Company relating to this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice to be given or delivered to you relating to this Agreement shall be in writing and addressed to you at such address of which you advise the Company in writing. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Washington.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above, the Equity Award Program for Non-Employee Directors and in the Plan.

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